Exhibit 10.38

PLEDGE OF EQUITY AGREEMENT

BETWEEN

   YAO GUO YUN

MENG CHUN DE

TAIYUAN HONGXING CARBON BLACK CO., LTD

AND

JINZHENG LITEWEISI CARBON (TAIYUAN) CO., LTD

Taiyuan, CHINA

PLEDGE OF EQUITY AGREEMENT

This Pledge of Equity Agreement (the “Agreement”) is executed on 【 】in Taiyuan, China by:

Pledgeors (hereinafter collectively referred to as “Party A”):

1.  Yao Guo Yun, a citizen of PRC with ID Card number of 140121196211149047, owns 91% shares of Taiyuan Hongxing Carbon Black Co., Ltd;

2.  Meng Chun De, a citizen of PRC with ID Card number of 140121196303089010, owns 9% shares of Taiyuan Hongxing Carbon Black Co., Ltd;

Pledgee (hereinafter referred to as “Party B”):

3.  Jinzheng Liteweisi Carbon (Taiyuan) Co., Ltd, a wholly foreign-owned enterprise registered in Taiyuan; and the registration number of its legal and valid Business License is 1-1-705, Beimei New World Garden, No.116 of Changfeng Street, Taiyuan of Shanxi Province.

Taiyuan Hongxing Carbon Black Co., Ltd (hereinafter referred to as “Taiyuan Hongxing” or “Party C”)

4.  It is a limited liability company incorporated and existing within the territory of China in accordance with the law of the People’s Republic of China, the registration number of its legal and valid Business License is 140121200005084.

In this Agreement, Party A, Party B and Party C are called collectively as the “Parties” and each of them is called as the “Party”.

Whereas,

1.  Party A consists of all of the shareholders of Taiyuan Hongxing Carbon Black Co., Ltd (hereinafter referred to as “Taiyuan Hongxing”), who legally hold all of the equity interest of Taiyuan Hongxing, of which Yao Guo Yun holds 91% and Meng Chun De holds 9%, representing 100% of the capital stock of Taiyuan Hongxing.

2.  Party B is a wholly-foreign owned enterprise incorporated and existing within the territory of China in accordance with the law of the People’s Republic of China, the registration number of its legal and valid Business License is 140100400002251, and the legal registered address is 1-1-705, Beimei New World Garden, No.116 of Changfeng Street, Taiyuan of Shanxi Province.

3.  Taiyuan Hongxing Carbon Black Co., Ltd is an enterprise incorporated and existing within the territory of China in accordance with the law of the People’s Republic of China, the registration number of its legal and valid Business License is 140121200005084 and the legal registered address is Xigu Village, Xigu Country of Qingxu County, Taiyuan of Shanxi Province.

4.  Party B intends to acquire all of the equity interests or assets of Taiyuan Hongxing. Prior to the completion of such acquisition, Party A agrees to entrust the management and operation of Taiyuan Hongxing to Party B and to sell part of operating assets of Taiyuan Hongxing to Party B. In order to protect the interests of Party B, Party A agrees to pledge the 100% of equity interest of Taiyuan Hongxing they own to Party B.

5.  Party B accepts the pledge of the equity interest by Party A.

Therefore, in accordance with applicable laws and regulations of the People’s Republic of China, the Parties hereto reach the Agreement through friendly negotiation on the principle of equality and mutual benefit and abide by.

Article 1  Guaranteed Obligations

The equity interest is being pledged to guarantee all of the rights and interests Party B is entitled to under all of the following listed agreements by and between Party A, Party B and Party C:

(a)  Entrusted Management Agreement, by and among Party A, Party B and  Party C on【 】in Taiyuan;
(b)  Exclusive Option Agreement by and among Party A, Party B and Party C on 【 】in Taiyuan; and
(c)  Shareholders’ Voting Proxy Agreement, by and between Party A and Party B on 【 】in Taiyuan.

Article 2  Pledged Properties

Party A pledges, by way of first priority pledge, all of its rights, title and interest, in, to and under all or any part of:

(a)  100% of the equity interest in Taiyuan Hongxing;
(b)  100% of the registered capital (“Registered Capital”) of Taiyuan Hongxing;
(c)  all investment certificates and other documents in respect of the Registered Capital of Taiyuan Hongxing;
(d)  all money, dividends, interest and benefits at any time arising in respect of all the equity interest and Registered Capital of Taiyuan Hongxing; and
(e)  all voting rights and all other rights and benefits attaching to or accruing to the equity interest or the Registered Capital of Taiyuan Hongxing to Party B.

Article 3  Scope of Guaranteed Obligations

The scope of the guaranteed obligations is all rights and interests Party B is entitled to in accordance with all the agreements signed by and between Party A and Party B.

Article 4  Pledge Procedure and Registration

Party A shall be responsible for, and Taiyuan Hongxing shall assist Party A in, processing the registration procedures with Qing Xu Administration for Industry and Commerce concerning the pledged equity interest and ensure that all other approval(s) from or registration with relevant PRC authorities is granted or duly secured.

Article 5  Transfer of Pledged Equity Interest

Party A shall not transfer and Taiyuan Hongxing shall not assist in such transfer, of any of the pledged equity interest without the prior written consent of Party B during the term of this agreement.

Article 6  Representations and Warranties

6.1  Pledgeors hereby represent and warrant to the Pledgee that:

(a)  have all the necessary rights, powers and authorizations to enter into this Agreement and perform its duties and obligations hereunder;
(b)  this Agreement constitutes its legal, valid and binding obligations which are enforceable pursuant to the terms of this agreement;
(c)  Pledgeors are and will, at all times, during the term of this Agreement, be the lawful and beneficial owners of the Pledged Equity free from pledge or other encumbrances(other than the Pledge created by this Agreement);
(d)  Pledgeors are legally registered shareholders of Taiyuan Hongxing and have paid up all the amount of the registered capital of Taiyuan Hongxing.

6.2  Taiyuan Hongxing hereby represents and warrants to the Pledgee that:

(a)  it is duly incorporated and validly existing under the laws of the PRC;
(b)  it has and will at all times have the necessary power, and has obtained the necessary approvals and authorizations, to enable it to enter into and perform its obligations under this Agreement;
(c)  its entry into and performance of this Agreement do not and will not violate any applicable laws, its articles of association or any agreement or document binding it or its assets; and
(d)  this Agreement constitutes its legal, valid and binding obligations which are enforceable pursuant to the terms of this agreement.

Article 7   Covenants

7.1  Pledgeors further undertake that they shall:

(a)  at no time during the term of this Agreement, except with the prior written consent of the Pledgee, transfer, sell, pledge(other than the pledge created under this Agreement), encumber or otherwise dispose of the Pledged Equity;
(b)  notify the Pledgee immediately of any event that may affect the title of the Pledgeor in relation to the whole or any part of the Pledged Equity under this Agreement;

7.2  Taiyuan Hongxing further undertakes that:

(a)  it shall assist the Pledgeor with the completion of this equity pledge and all subsequent process required by applicable laws and its articles and association;
(b)  it shall at no time during the term of this Agreement, except with the prior written consent of the Pledgee, assist any Pledgeors in the transfer, sale, pledge (other than the pledge created under this Agreement), encumbrance or other disposition of the Pledged Equity;
(c)  it shall not enter into any transaction which may materially affect its assets, liabilities, operations, shareholders’ equity or other legal rights (unless such transaction is relating to its daily operation or has been disclosed to and agreed upon by Party B in writing).

Article 8  Effectiveness, Modification and Termination

8.1  This Agreement shall go into effect when it is signed by the authorized representatives of the Parties with seals affixed;

8.2  Upon the effectiveness of this Agreement and unless otherwise agreed upon by the parties hereto, neither party may modify or terminate this Agreement. Any modification or termination shall be in writing after the parties’ consultations. The provisions of this Agreement remain binding on the parties prior to any written agreement on modification or termination.

Article 9  Governing Law

The execution, validity, interpretation and performance of this Agreement and the disputes resolution under this Agreement shall be governed by the laws of PRC.

Article 10  Liability for Breach of Agreement

Upon the effectiveness of this Agreement, the Parties hereto shall perform their respective obligations under the Agreement. Any failure to perform the obligations stipulated in the Agreement, in part or in whole, shall be deemed as breach of contract and the breaching party shall compensate the non-breaching party for the loss incurred as a result of the breach.

Article 11  Settlement of Dispute

The parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission in accordance with its rules located in Beijing The arbitration award shall be final, conclusive and binding upon both parties.

Article 12  Severability

12.1  Any provision of this Agreement that is invalid or unenforceable due to the laws and regulations shall be ineffective without affecting in any way the remaining provisions hereof.

12.2  In the event of the foregoing paragraph, the parties hereto shall prepare supplemental agreement as soon as possible to replace the invalid provision through friendly consultation.

Article 13  Miscellaneous

13.1  The headings contained in this Agreement are for the convenience of reference only and shall not in any other way affect the interpretation of the provisions of this Agreement.

13.2  The Agreement shall be executed in four copies, both in Chinese and English. Each party holds one Chinese and one English original, and the remaining shall be kept for completing relevant procedures. Each copy shall have equal legal force, and both the English version and Chinese version shall have the same effect.

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IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.

PARTY A:

Yao Guo Yun

(Signature):

Meng Chun De

(Signature):

PARTY B:

Jinzheng Liteweisi Carbon (Taiyuan) Co., Ltd

        (Seal)

Legal Representative/Authorized Representative

(Signature):

PARTY C:

Taiyuan Hongxing Carbon Black Co., Ltd

        (Seal)

Legal Representative/Authorized Representative

(Signature):